Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	45,783	46,747	42,945	43,985	179,460	41,263	43,240	44,201		128,704
Equity in earnings of affiliates	734	815	959	626	3,134	1,039	618	647		2,304
Net gain (loss) on dispositions	2	188	(1)	4	193	1	41	8		50
Other income (loss)	1	77	4	53	135	23	49	(7)		65
Total Revenues and Other Income	46,520	47,827	43,907	44,668	182,922	42,326	43,948	44,849		131,123

Costs and Expenses
Purchased crude oil and products	40,328	40,398	36,189	37,568	154,483	35,264	37,277	38,746		111,287
Operating expenses	1,092	984	884	1,072	4,032	978	1,033	987		2,998
Selling, general and administrative expenses	349	480	432	461	1,722	332	374	354		1,060
Depreciation and amortization	216	224	229	244	913	245	231	236		712
Impairments	43	275	248	592	1,158	24	1	1		26
Taxes other than income taxes*	3,420	3,475	3,410	3,436	13,741	3,324	3,502	3,624		10,450
Accretion on discounted liabilities	5	6	7	7	25	6	6	6		18
Interest and debt expense	13	83	74	76	246	70	69	68		207
Foreign currency transaction (gains) losses	(15)	8	(15)	(7)	(29)	2	(19)	1		(16)
Total Costs and Expenses	45,451	45,933	41,458	43,449	176,291	40,245	42,474	44,023		126,742
Income before income taxes	1,069	1,894	2,449	1,219	6,631	2,081	1,474	826		4,381
Provision for income taxes	431	712	848	509	2,500	671	514	286		1,471
Net Income	638	1,182	1,601	710	4,131	1,410	960	540		2,910
Less: net income attributable to
noncontrolling interests	2	1	2	2	7	3	2	5		10
Net Income Attributable to Phillips 66	636	1,181	1,599	708	4,124	1,407	958	535		2,900
* Includes excise taxes on petroleum products sales:	3,321	3,389	3,312	3,349	13,371	3,258	3,428	3,568		10,254

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic	1.01	1.88	2.53	1.12	6.55	2.25	1.55	0.88		4.69
Diluted	1.00	1.86	2.51	1.11	6.48	2.23	1.53	0.87		4.65

Average Common Shares Outstanding (in thousands)
Basic	627,628	628,510	630,672	628,527	628,835	625,030	619,143	608,934		617,654
Diluted	634,645	635,157	637,913	635,634	636,764	631,288	624,907	614,519		623,846

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	108	(75)	(72)	92	53	110	90	148		348
Chemicals	217	207	153	246	823	282	181	262		725
Refining	393	916	1,545	363	3,217	922	481	(2)		1,401
Marketing and Specialties	(12)	252	98	127	465	188	332	240		760
Corporate and Other	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)		(334)
Consolidated	636	1,181	1,599	708	4,124	1,407	958	535		2,900

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	174	(125)	(95)	135	89	175	142	240		557
Chemicals	300	307	236	346	1,189	403	232	367		1,002
Refining	616	1,546	2,351	771	5,284	1,399	775	36		2,210
Marketing and Specialties	84	343	128	187	742	279	511	339		1,129
Corporate and Other	(105)	(177)	(171)	(220)	(673)	(175)	(186)	(156)		(517)
Consolidated	1,069	1,894	2,449	1,219	6,631	2,081	1,474	826		4,381

EFFECTIVE TAX RATES

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	36.8%	40.8%	26.3%	30.4%	32.6%	35.4%	35.2%	36.3%		35.7%
Chemicals	27.7%	32.6%	35.2%	28.9%	30.8%	30.0%	22.0%	28.6%		27.6%
Refining	36.2%	40.8%	34.3%	52.9%	39.1%	34.1%	37.9%	105.6%		36.6%
Marketing and Specialties	114.3%	26.5%	23.4%	32.1%	37.3%	32.6%	35.0%	29.2%		32.7%
Corporate and Other	33.3%	32.8%	26.9%	45.5%	35.5%	45.7%	32.3%	27.6%		35.4%
Consolidated	40.3%	37.6%	34.6%	41.8%	37.7%	32.2%	34.9%	34.6%		33.6%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*	108	95	88	71	362	110	90	148		348
Chemicals	217	242	275	246	980	282	181	262		725
Refining	454	885	1,545	960	3,844	909	481	(2)		1,388
Marketing and Specialties	55	284	98	127	564	202	309	240		751
Corporate and Other	(70)	(89)	(112)	(92)	(363)	(95)	(126)	(113)		(334)
Consolidated	764	1,417	1,894	1,312	5,387	1,408	935	535		2,878
*First-quarter 2013 adjusted earnings have been revised to include gains on share issuance by equity affiliates.

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream*
Impairments	—	(170)	(160)	—	(330)	—	—	—		—
Pending claims and settlements	—	—	—	23	23	—	—	—		—
Hurricane-related costs	—	—	—	(2)	(2)	—	—	—		—
Total Midstream	—	(170)	(160)	21	(309)	—	—	—		—
*First-quarter 2013 special items have been revised to exclude gains on share issuance by equity affiliates.

Chemicals
Impairments	—	—	(27)	—	(27)	—	—	—		—
Premium on early debt retirement	—	(35)	(54)	—	(89)	—	—	—		—
Repositioning tax impacts	—	—	(41)	—	(41)	—	—	—		—
Total Chemicals	—	(35)	(122)	—	(157)	—	—	—		—

Refining
Gain on asset sales	—	104	—	—	104	—	—	—		—
Impairments	(42)	—	—	(564)	(606)	—	—	—		—
Pending claims and settlements	(19)	—	—	—	(19)	—	—	—		—
Repositioning tax impacts	—	(73)	—	—	(73)	—	—	—		—
Tax law impacts	—	—	—	—	—	13	—	—		13
Hurricane-related costs	—	—	—	(33)	(33)	—	—	—		—
Total Refining	(61)	31	—	(597)	(627)	13	—	—		13

Marketing and Specialties
Gain on asset sales	—	2	—	—	2	—	23	—		23
Pending claims and settlements	—	(38)	—	—	(38)	16	—	—		16
Repositioning tax impacts	(67)	4	—	—	(63)	—	—	—		—
Exit of a business line	—	—	—	—	—	(34)	—	—		(34)
Tax law impacts	—	—	—	—	—	4	—	—		4
Total Marketing and Specialties	(67)	(32)	—	—	(99)	(14)	23	—		9

Corporate and Other
Impairments	—	—	—	(16)	(16)	—	—	—		—
Repositioning costs	—	(30)	(13)	(12)	(55)	—	—	—		—
Total Corporate and Other	—	(30)	(13)	(28)	(71)	—	—	—		—

Total Phillips 66	(128)	(236)	(295)	(604)	(1,263)	(1)	23	—		22

By Business Lines/Regions
Midstream*
Transportation	—	(170)	(160)	21	(309)	—	—	—		—
DCP Midstream	—	—	—	—	—	—	—	—		—
NGL Operations and Other	—	—	—	—	—	—	—	—		—
Total Midstream	—	(170)	(160)	21	(309)	—	—	—		—
*First-quarter 2013 special items have been revised to exclude gains on share issuance by equity affiliates.

Refining
Atlantic Basin/Europe	(42)	31	—	(33)	(44)	7	—	—		7
Gulf Coast	—	—	—	—	—	—	—	—		—
Central Corridor	—	—	—	—	—	3	—	—		3
Western/Pacific	—	—	—	(564)	(564)	2	—	—		2
Other Refining	(19)	—	—	—	(19)	1	—	—		1
Total Refining	(61)	31	—	(597)	(627)	13	—	—		13

Marketing and Specialties
Marketing and Other	(67)	(32)	—	—	(99)	20	—	—		20
Specialties	—	—	—	—	—	(34)	23	—		(11)
Total Marketing and Specialties	(67)	(32)	—	—	(99)	(14)	23	—		9

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream*
Transportation	—	(275)	(248)	35	(488)	—	—	—		—
DCP Midstream	—	—	—	—	—	—	—	—		—
NGL Operations and Other	—	—	—	—	—	—	—	—		—
Total Midstream	—	(275)	(248)	35	(488)	—	—	—		—
*First-quarter 2013 special items have been revised to exclude gains on share issuance by equity affiliates.

Chemicals	—	(57)	(130)	—	(187)	—	—	—		—

Refining
Atlantic Basin/Europe	(42)	185	—	(54)	89	12	—	—		12
Gulf Coast	—	—	—	—	—	—	—	—		—
Central Corridor	—	—	—	—	—	5	—	—		5
Western/Pacific	—	—	—	(564)	(564)	3	—	—		3
Other Refining	(31)	—	—	—	(31)	2	—	—		2
Total Refining	(73)	185	—	(618)	(506)	22	—	—		22

Marketing and Specialties
Marketing and Other	—	(58)	—	—	(58)	31	—	—		31
Specialties	—	—	—	—	—	(54)	40	—		(14)
Total Marketing and Specialties	—	(58)	—	—	(58)	(23)	40	—		17

Corporate and Other	—	(46)	(21)	(43)	(110)	—	—	—		—

Total Phillips 66	(73)	(251)	(399)	(626)	(1,349)	(1)	40	—		39

CASH FLOW INFORMATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows From Operating Activities
Net income	638	1,182	1,601	710	4,131	1,410	960	540		2,910
Depreciation and amortization	216	224	229	244	913	245	231	236		712
Impairments	43	275	248	592	1,158	24	1	1		26
Accretion on discounted liabilities	5	6	7	7	25	6	6	6		18
Deferred taxes	169	9	(67)	110	221	81	80	120		281
Undistributed equity earnings	(349)	(212)	(367)	56	(872)	77	(98)	(55)		(76)
Net (gain)/loss on dispositions	(2)	(188)	1	(4)	(193)	(1)	(41)	(8)		(50)
Other	(178)	164	95	(12)	69	(34)	35	33		34
Net working capital changes	(903)	(26)	171	(398)	(1,156)	405	(206)	1,076		1,275
Net Cash Provided by (Used in) Operating Activities	(361)	1,434	1,918	1,305	4,296	2,213	968	1,949		5,130

Cash Flows From Investing Activities
Capital expenditures and investments	(218)	(270)	(339)	(894)	(1,721)	(387)	(371)	(412)		(1,170)
Proceeds from asset dispositions	6	234	19	27	286	9	60	1,119		1,188
Advances/loans—related parties	—	—	(100)	—	(100)	—	—	(65)		(65)
Collection of advances/loans—related parties	—	—	—	—	—	55	45	—		100
Net Cash Provided by (Used in) Investing Activities	(212)	(36)	(420)	(867)	(1,535)	(323)	(266)	642		53

Cash Flows From Financing Activities
Contributions from (distributions to) ConocoPhillips	891	(6,146)	—	—	(5,255)	—	—	—		—
Issuance of debt	5,794	2,000	—	—	7,794	—	—	—		—
Repayment of debt	(7)	(191)	(8)	(1,004)	(1,210)	(3)	(502)	(510)		(1,015)
Issuance of common stock	—	2	21	24	47	(6)	3	(1)		(4)
Repurchase of common stock	—	—	(111)	(245)	(356)	(382)	(546)	(674)		(1,602)
Dividends paid on common stock	—	—	(125)	(157)	(282)	(194)	(192)	(189)		(575)
Change in restricted cash	(6,050)	6,050	—	—	—	—	—	—		—
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	—	—	—	—	—	404		404
Other	(55)	(12)	27	1	(39)	—	(4)	(1)		(5)
Net Cash Provided by (Used in)
Financing Activities	573	1,703	(196)	(1,381)	699	(585)	(1,241)	(971)		(2,797)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	—	3	24	(13)	14	(26)	6	102		82

Net Change in Cash
and Cash Equivalents	—	3,104	1,326	(956)	3,474	1,279	(533)	1,722		2,468
Cash and cash equivalents
at beginning of period	—	—	3,104	4,430	—	3,474	4,753	4,220		3,474
Cash and Cash Equivalents
at End of Period	—	3,104	4,430	3,474	3,474	4,753	4,220	5,942		5,942

CAPITAL PROGRAM

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Consolidated Capital Expenditures and Investments
Midstream**	33	41	62	568	704	110	120	110		340
Chemicals	—	—	—	—	—	—	—	—		—
Refining	171	176	149	242	738	136	162	250		548
Marketing and Specialties	14	27	35	63	139	102	47	45		194
Corporate and Other	—	26	93	21	140	39	42	7		88
Total Consolidated	218	270	339	894	1,721	387	371	412		1,170

Proportional Share of Select Equity Affiliates
Capital Expenditures and Investments*
DCP Midstream (Midstream)**	225	338	410	351	1,324	274	268	218		760
CPChem (Chemicals)	75	72	93	131	371	107	142	184		433
WRB Refining (Refining)	13	24	36	63	136	29	30	19		78
Select Equity Affiliates	313	434	539	545	1,831	410	440	421		1,271

Total Capital Program*
Midstream**	258	379	472	919	2,028	384	388	328		1,100
Chemicals	75	72	93	131	371	107	142	184		433
Refining	184	200	185	305	874	165	192	269		626
Marketing and Specialties	14	27	35	63	139	102	47	45		194
Corporate and Other	—	26	93	21	140	39	42	7		88
Total Capital Program	531	704	878	1,439	3,552	797	811	833		2,441
* Includes Phillips 66’s portion of self-funded capital spending by WRB Refining, DCP Midstream and Chevron Phillips Chemical Company.
** 4th quarter 2012 consolidated amount includes acquisition of a one-third interest in the Sand Hills and Southern Hills pipeline projects from DCP Midstream for $459 million. This amount is also included in DCP Midstream's capital spending through 2012.

MIDSTREAM

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income (Loss) Attributable to Phillips 66
($ Millions)*
Transportation	29	(146)	(128)	35	(210)	46	50	54		150
DCP Midstream	60	42	39	38	179	56	30	87		173
NGL Operations and Other	19	29	17	19	84	8	10	7		25
Midstream Net Income (Loss) Attributable
to Phillips 66	108	(75)	(72)	92	53	110	90	148		348

Midstream Income (Loss) before Income Taxes
($ Millions)*
Transportation	50	(236)	(185)	54	(317)	75	81	87		243
DCP Midstream	93	66	62	58	279	87	46	136		269
NGL Operations and Other	31	45	28	23	127	13	15	17		45
Midstream Income (Loss) before Income Taxes	174	(125)	(95)	135	89	175	142	240		557

Depreciation and Amortization ($ Millions)*
Transportation	18	21	19	24	82	18	19	19		56
DCP Midstream	—	—	—	—	—	—	—	—		—
NGL Operations and Other	—	1	—	—	1	1	—	—		1
Total	18	22	19	24	83	19	19	19		57

Operating and SG&A Expense ($ Millions)*
Transportation	100	98	97	110	405	94	104	111		309
DCP Midstream	(2)	1	(1)	—	(2)	—	—	—		—
NGL Operations and Other	19	16	9	12	56	14	22	13		49
Total	117	115	105	122	459	108	126	124		358
* Prior period amounts have been recast to reflect the realignment of Sand Hills and Southern Hills pipelines from "Transportation" to "NGL Operations and Other."

Transportation Volumes (MB/D)
Pipelines*	2,834	2,870	3,011	2,875	2,898	3,052	3,191	3,246		3,164
Terminals	1,134	1,181	1,221	1,141	1,169	1,041	1,194	1,419		1,219
* Pipelines represents the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	105	93	113	110	105	117	113	123		117
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income, excludes parent company income tax
related to DCP's earnings ($ Millions)	144	132	95	115	486	91	78	191		360

Depreciation and Amortization ($ Millions)	120	37	68	66	291	69	76	82		227

Operating and SG&A Expense ($ Millions)	226	236	258	244	964	228	236	223		687

Net Interest Expense ($ Millions)*	56	47	43	47	193	50	52	75		177
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	450	676	820	701	2,647	547	537	435		1,519

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.8	4.7	4.9	4.9	4.8	4.8	5.0	**		4.9
Gross Margin ($ Millions)	225	170	180	210	785	185	220	**		405

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.8	0.8	0.8	0.6	0.8	0.6	0.6	**		0.6
Gross Margin ($ Millions)	105	80	60	50	295	45	35	**		80

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.7	4.7	4.7	4.6	4.7	4.5	4.7	**		4.6
Gross Margin ($ Millions)	60	62	60	70	252	65	75	**		140

Fee-based NGL Transport and Fractionation
Volume (MB/D)	214	163	175	192	186	202	201	**		202
Gross Margin ($ Millions)	19	15	15	19	68	19	19	**		38

Other Gross Margin***
Gross Margin ($ Millions)	152	178	140	163	633	153	160	**		313

Total Throughput (TBtu/d)	7.2	7.0	7.2	6.9	7.1	6.9	7.1	7.4		7.1
NGL Production (MB/D)	412	392	398	405	402	396	412	442		417
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	42.10	32.48	30.21	32.18	34.24	31.09	29.77	32.66		31.17
DCP Midstream ($/gal)	1.00	0.77	0.72	0.77	0.82	0.74	0.71	0.78		0.74
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

CHEMICALS

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income Attributable
to Phillips 66 ($ Millions)	217	207	153	246	823	282	181	262		725

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	559	681	693	665	2,598	726	411	677		1,814
Specialties, Aromatics and Styrenics	59	75	(10)	80	204	56	73	72		201
Corporate and Other	(10)	(134)	(210)	(45)	(399)	29	(14)	(11)		4
Total	608	622	473	700	2,403	811	470	738		2,019

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	567	692	700	675	2,634	736	421	688		1,845
Specialties, Aromatics and Styrenics	66	86	28	89	269	60	83	81		224
Corporate and Other	(9)	(133)	(210)	(45)	(397)	30	(14)	(11)		5
Total	624	645	518	719	2,506	826	490	758		2,074
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	64	64	155	73	356	64	66	66		196

Net Interest Expense ($ Millions)*	7	3	—	(1)	9	(1)	—	(1)		(2)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	149	144	186	262	741	214	284	367		865
Advances to Equity Companies	35	70	44	66	215	45	19	5		69
Advance Repayments from Equity Companies	(103)	(63)	(54)	(83)	(303)	(43)	(12)	—		(55)

Externally Marketed Sales Volumes (MM Lbs)
Olefins and Polyolefins	3,640	3,510	3,811	4,006	14,967	4,036	3,862	3,927		11,825
Specialties, Aromatics and Styrenics	1,793	1,811	1,545	1,570	6,719	1,496	1,485	1,577		4,558
Total	5,433	5,321	5,356	5,576	21,686	5,532	5,347	5,504		16,383

Olefins and Polyolefins Capacity Utilization (%)	94%	92%	97%	90%	93%	91%	78%	87%		85%

Market Indicators
Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	55.17	46.83	45.42	45.67	48.27	48.00	46.33	45.83		46.72
HDPE Blow Molding (cents/lb)	92.00	88.00	84.33	84.67	87.25	91.67	93.67	96.67		94.00

Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	28.25	18.47	19.72	18.62	21.22	13.80	15.66	16.47		15.31
HDPE, Total Cash Cost (cents/lb)	72.74	64.81	62.04	63.22	65.71	69.26	65.55	63.71		66.17
* Released by IHS. Reflect the IHS analysis of historical market indicators.

REFINING

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Refining Net Income (Loss) Attributable to Phillips 66
($ Millions)
Atlantic Basin/Europe	(10)	137	321	117	565	98	29	50		177
Gulf Coast	(45)	183	266	175	579	44	(65)	(58)		(79)
Central Corridor	405	574	773	511	2,263	589	396	120		1,105
Western/Pacific	(1)	(34)	136	(486)	(385)	62	33	(93)		2
Other Refining	44	56	49	46	195	129	88	(21)		196
Refining Net Income (Loss) Attributable
to Phillips 66	393	916	1,545	363	3,217	922	481	(2)		1,401

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	7	312	451	124	894	141	48	64		253
Gulf Coast	(70)	283	408	250	871	57	(82)	(86)		(111)
Central Corridor	602	891	1,194	783	3,470	925	627	195		1,747
Western/Pacific	18	(21)	212	(444)	(235)	94	60	(123)		31
Other Refining	59	81	86	58	284	182	122	(14)		290
Refining Income before Income Taxes	616	1,546	2,351	771	5,284	1,399	775	36		2,210

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.43	7.98	12.88	9.85	9.28	8.61	6.83	6.59		7.34
Gulf Coast	5.95	9.36	11.42	9.08	9.02	8.54	4.45	3.95		5.48
Central Corridor	19.22	26.72	31.82	27.85	26.37	27.29	19.45	9.80		18.65
Western/Pacific	10.70	7.91	13.30	12.01	11.04	9.64	8.80	4.77		7.75
Worldwide	10.39	12.85	16.97	13.99	13.59	13.94	9.88	6.14		9.88
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	39	40	41	45	165	42	43	43		128
Gulf Coast	49	51	50	51	201	52	54	50		156
Central Corridor	21	21	21	22	85	27	22	21		70
Western/Pacific	49	48	52	49	198	53	50	51		154
Other Refining	1	1	1	3	6	3	(1)	5		7
Total	159	161	165	170	655	177	168	170		515
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	237	225	203	285	950	257	272	234		763
Gulf Coast	332	271	286	322	1,211	327	295	306		928
Central Corridor	113	135	97	103	448	98	97	114		309
Western/Pacific	257	230	198	228	913	185	200	199		584
Other Refining	40	5	17	27	89	23	35	30		88
Total	979	866	801	965	3,611	890	899	883		2,672
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	14	5	1	13	33	12	35	15		62
Gulf Coast	65	14	12	35	126	64	12	18		94
Central Corridor	21	43	3	2	69	6	4	16		26
Western/Pacific	76	52	18	34	180	4	11	7		22
Total	176	114	34	84	408	86	62	56		204
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	14	20	14	66	18	15	14		47
Gulf Coast	22	17	17	16	72	22	19	14		55
Central Corridor	10	8	7	8	33	9	9	8		26
Western/Pacific	27	27	28	26	108	27	26	26		79
Other Refining	2	1	2	1	6	(3)	(4)	(3)		(10)
Total	79	67	74	65	285	73	65	59		197

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	15	(3)	3	2	17	16	9	(2)		23

Refining—Equity Affiliate Information
Equity in earnings of affiliates	313	410	628	191	1,542	517	300	98		915
Less: Share of equity affiliate gross margin included in Realized
Refining Margin and other equity affiliate-related costs*	(517)	(564)	(812)	(440)	(2,333)	(719)	(466)	(263)		(1,448)
Equity-affiliate-related expenses
not included in Realized Refining Margins	(204)	(154)	(184)	(249)	(791)	(202)	(166)	(165)		(533)
Regional Totals
Gulf Coast	(30)	(14)	(5)	(17)	(66)	(36)	(12)	4		(44)
Central Corridor	(108)	(101)	(117)	(177)	(503)	(120)	(111)	(108)		(339)
Other Regions**	(66)	(39)	(62)	(55)	(222)	(46)	(43)	(61)		(150)
Total	(204)	(154)	(184)	(249)	(791)	(202)	(166)	(165)		(533)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	573	561	587	497	555	571	555	574		567
Total Charge Input (MB/D)	621	612	625	523	595	614	597	606		605
Crude Oil Capacity Utilization (%)	98%	95%	100%	84%	94%	97%	94%	98%		96%
Clean Product Yield (%)	85%	85%	84%	82%	84%	85%	84%	84%		85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	600	670	649	709	657	584	664	671		640
Total Charge Input (MB/D)	672	749	730	785	734	643	741	767		717
Crude Oil Capacity Utilization (%)	82%	91%	88%	97%	90%	80%	91%	92%		87%
Clean Product Yield (%)	80%	84%	80%	81%	81%	81%	83%	82%		82%

Central Corridor*
Crude Oil Charge Input (MB/D)	479	446	478	413	454	457	474	480		470
Total Charge Input (MB/D)	494	459	494	428	469	473	488	495		486
Crude Oil Capacity Utilization (%)	102%	95%	102%	88%	97%	96%	100%	101%		99%
Clean Product Yield (%)	88%	87%	87%	88%	88%	87%	86%	88%		87%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	375	391	424	401	398	401	417	403		407
Total Charge Input (MB/D)	401	409	439	423	418	441	448	430		440
Crude Oil Capacity Utilization (%)	85%	89%	97%	91%	91%	91%	95%	91%		92%
Clean Product Yield (%)	86%	80%	83%	85%	83%	83%	86%	84%		84%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,027	2,068	2,138	2,020	2,064	2,013	2,110	2,128		2,084
Total Charge Input (MB/D)	2,188	2,229	2,288	2,159	2,216	2,171	2,274	2,298		2,248
Crude Oil Capacity Utilization (%)	91%	93%	96%	91%	93%	90%	94%	95%		93%
Clean Product Yield (%)	84%	84%	83%	83%	84%	84%	85%	84%		84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	243	251	244	196	233	240	239	241		240
Distillates	269	253	268	218	252	264	249	252		255
Other	115	112	116	113	114	114	110	116		114
Total	627	616	628	527	599	618	598	609		609
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	228	298	271	289	272	252	292	304		283
Distillates	275	305	290	315	296	247	292	295		278
Other	179	155	175	190	175	147	164	175		162
Total	682	758	736	794	743	646	748	774		723

Central Corridor*
Gasoline	250	231	248	222	238	242	242	257		247
Distillates	183	168	179	153	171	168	175	174		173
Other	63	63	68	55	62	65	71	66		67
Total	496	462	495	430	471	475	488	497		487
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	176	162	186	183	177	188	198	188		191
Distillates	168	164	176	176	171	177	189	173		179
Other	59	86	75	66	71	80	65	71		72
Total	403	412	437	425	419	445	452	432		442
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897	942	949	890	920	922	971	990		961
Distillates	895	890	913	862	890	856	905	894		885
Other	416	416	434	424	422	406	410	428		415
Total	2,208	2,248	2,296	2,176	2,232	2,184	2,286	2,312		2,261

REFINING (continued)

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29	94.12	105.80		98.07
Brent	118.49	108.19	109.61	110.02	111.58	112.55	102.44	110.36		108.45
LLS	119.60	108.47	109.40	109.43	111.72	113.92	104.63	109.89		109.48
ANS	118.31	110.01	109.08	107.04	111.11	111.02	104.52	110.52		108.69
WTI less Maya	(5.94)	(5.58)	(5.38)	(4.73)	(5.41)	(8.54)	(3.55)	6.47		(1.87)
WTI less WCS	27.00	19.80	15.30	27.55	22.41	27.02	16.71	23.07		22.26

Natural Gas ($/MCF)
Henry Hub	2.46	2.27	2.87	3.39	2.75	3.48	4.01	3.55		3.68

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	6.18	17.28	19.31	8.43	12.80	9.70	14.83	13.05		12.52
East Coast Distillate less Brent	15.72	16.87	21.03	23.14	19.19	18.78	19.09	17.43		18.43
Gulf Coast
Gulf Coast Gasoline less LLS	5.06	11.44	12.35	(1.34)	6.88	3.41	9.14	5.86		6.14
Gulf Coast Distillate less LLS	12.99	15.13	19.68	18.03	16.46	15.67	15.52	16.66		15.95
Central Corridor
Central Gasoline less WTI	18.32	27.23	34.24	21.58	25.34	24.04	26.18	14.55		21.59
Central Distillate less WTI	27.86	30.38	39.47	42.30	35.00	35.72	29.35	22.95		29.34
Western/Pacific
West Coast Gasoline less ANS	15.91	17.11	18.56	12.94	16.13	18.34	20.59	12.39		17.11
West Coast Distillate less ANS	17.66	14.68	22.63	22.80	19.44	20.67	16.84	18.42		18.65

Worldwide Market Crack Spread ($/BBL)*	12.78	17.85	21.61	14.39	16.66	15.50	17.56	13.44		15.50
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Marketing and Specialties Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Marketing and Other	(67)	201	46	83	263	173	255	195		623
Specialties	55	51	52	44	202	15	77	45		137
Marketing and Specialties
Net Income (Loss) Attributable to Phillips 66	(12)	252	98	127	465	188	332	240		760

Marketing and Specialties Income (Loss) before Income Taxes ($ Millions)
Marketing and Other	(3)	261	47	114	419	254	385	268		907
Specialties	87	82	81	73	323	25	126	71		222
Marketing and Specialties
Income before Income Taxes	84	343	128	187	742	279	511	339		1,129

Realized Marketing Fuel Margin ($/BBL)*
U.S.	0.22	1.80	0.41	0.99	0.87	1.02	1.77	1.25		1.36
International	2.42	6.36	3.91	3.99	4.17	3.16	4.93	5.55		4.56
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin
($ Millions)**
Marketing and Other	178	165	189	157	689	210	184	141		535
Specialties	122	122	122	120	486	92	129	103		324
Total	300	287	311	277	1,175	302	313	244		859
** Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	34	34	33	35	136	30	23	21		74
Specialties	5	4	4	4	17	6	4	5		15
Total	39	38	37	39	153	36	27	26		89

Operating and SG&A Expense ($ Millions)
Marketing and Other	236	332	282	276	1,126	194	236	225		655
Specialties	28	34	37	39	138	40	37	35		112
Total	264	366	319	315	1,264	234	273	260		767

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	933	1,067	998	1,036	1,009	1,016	1,138	1,111		1,088
Distillates	820	845	813	771	812	763	817	761		781
Other	—	—	—	—	—	—	—	—		—
Total	1,753	1,912	1,811	1,807	1,821	1,779	1,955	1,872		1,869

International Marketing
Gasoline	91	94	93	90	92	89	95	95		93
Distillates	168	164	175	185	173	193	190	190		191
Other	15	18	19	18	17	16	18	18		17
Total	274	276	287	293	282	298	303	303		301

Worldwide Marketing
Gasoline	1,024	1,161	1,091	1,126	1,101	1,105	1,233	1,206		1,181
Distillates	988	1,009	988	956	985	956	1,007	951		972
Other	15	18	19	18	17	16	18	18		17
Total	2,027	2,188	2,098	2,100	2,103	2,077	2,258	2,175		2,170

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	1	(7)	8	5	7	3	1	1		5

CORPORATE AND OTHER

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss)
Attributable to Phillips 66 ($ Millions)	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)		(334)

Detail of Net Income (Loss)
Attributable to Phillips 66 ($ Millions)
Net interest expense	(9)	(45)	(47)	(47)	(148)	(43)	(42)	(41)		(126)
Corporate overhead	(28)	(21)	(30)	(37)	(116)	(34)	(36)	(32)		(102)
Technology	(13)	(11)	(11)	(14)	(49)	(12)	(12)	(12)		(36)
Repositioning costs	—	(30)	(13)	(12)	(55)	—	—	—		—
Other	(20)	(12)	(24)	(10)	(66)	(6)	(36)	(28)		(70)
Total	(70)	(119)	(125)	(120)	(434)	(95)	(126)	(113)		(334)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(13)	(83)	(74)	(76)	(246)	(70)	(69)	(68)		(207)
Capitalized interest	—	—	—	—	—	—	—	—		—
Interest revenue	—	12	2	4	18	5	4	5		14
Premium on early debt retirement	—	—	—	(3)	(3)	—	(1)	(2)		(3)
Total	(13)	(71)	(72)	(75)	(231)	(65)	(66)	(65)		(196)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	—	(1)	1	—	—	(1)	—	(1)		(2)

Phillips 66 Total Company
Debt
Total Debt ($ Millions)	6,178	7,986	7,978	6,974	6,974	6,971	6,469	6,156		6,156
Debt-to-Capital Ratio (%)	20%	30%	28%	25%	25%	25%	23%	22%		22%

Total Equity ($ Millions)	24,943	18,979	20,606	20,806	20,806	21,378	21,690	21,994		21,994